SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





                 July 22, 1999 (Date of earliest event reported)

                         August 6, 1999 (Date of Report)


                                TANDY CORPORATION


               (Exact name of registrant as specified in charter)


 Delaware                    1-5571                        75-1047710
 (State or other            Commission                   (IRS Employer
 Jurisdiction of            File Number                Identification No.)
 Incorporation)

    100 Throckmorton Street Suite 1800, Fort Worth, Texas         76102
    Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (817) 415-3700




Item 5.  OTHER EVENTS

         Tandy Corporation, on July 22, 1999, released the following historical unaudited financial information for three and six months ending June 30, 1999:

         The table below reflects Tandy's results of operations excluding the divested retail groups and the adjustment to restricted stock expense for the periods indicated. See the Company's Consolidated Statements of Income and Consolidated Balance Sheets included in this news release for historical information.

                                           Three Months Ended June 30                Six Months Ended June 30
                                       -----------------------------------      ------------------------------------
(in millions, except percents)          1999          1998       % Inc.(Dec.)    1999          1998      % Inc.(Dec.)
                                     -----------   -----------   -----------  ----------    -----------  -----------

Sales                                      $887          $762         16%       $1,777          $1,540        15%

Gross Margin                                467           412                      918             820

Selling General &
    Administrative Costs                    340           305                      680             614

Depreciation/Amortization                    21            20                       42              40

Operating Income                            106            87         22%          196             166        18%

Adjusted Net Income                          61            48         27%          114              91        25%

Adjusted Earnings Per Share                0.30          0.22         36%         0.55            0.42        31%

Diluted Average Shares                    204.7         212.7                    204.5           213.2

         Average shares outstanding and earnings per share have been adjusted to reflect the two-for-one stock split which was distributed to stockholders on June 21, 1999.




TANDY CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income  (Unaudited)
(In millions, except per share amounts)
                                                              Three Months Ended                           Six Months Ended
                                                                    June 30,                                   June 30,
                                                      -----------------------------------------     --------------------------------
                                                         1999                   1998                  1999               1998
                                                      ------------------     ------------------     ---------------   --------------

Net sales and operating revenues                          $  886.7              $ 1,192.8           $ 1,776.9           $ 2,451.1
Cost of products sold                                        418.7                  727.1               858.2             1,511.1
                                                      ------------------     ------------------     ---------------   --------------
Gross profit                                                 468.0                  465.7               918.7               940.0
                                                      ------------------     ------------------     ---------------   --------------
Expenses (income):
    Selling, general and administrative                      340.7                  388.4               680.1               768.0
    Depreciation and amortization                             21.3                   26.5                42.3                52.3
    Interest income                                          (4.6)                  (1.5)               (9.1)               (3.2)
    Interest expense                                           9.6                   11.8                17.9                22.1
    Restricted stock awards                                  -                    -                     (5.1)
    Provision for loss on sale of Computer City              -                       73.2            -                       73.2
                                                      ------------------     ------------------     ---------------   --------------
                                                             367.0                  498.4               726.1               912.4
                                                      ------------------     ------------------     ---------------   --------------
Income (loss) before income taxes                            101.0                 (32.7)               192.6                27.6
Provision/(benefit) for income taxes                          39.4                 (12.6)                75.1                10.6
                                                      ------------------     ------------------     ---------------   --------------
Net income (loss)                                             61.6                 (20.1)               117.5                17.0
Preferred dividends                                            1.4                    1.4                 2.8                 2.9
                                                      ==================     ==================     ===============   ==============
Net income (loss) available to common shareholders         $  60.2                 (21.5)               114.7                14.1
                                                      ==================     ==================     ===============   ==============

Net income (loss) per average common share*:
    Basic                                                  $  0.31               $ (0.11)             $  0.59             $  0.07
                                                      ==================     ==================     ===============   ==============
    Diluted                                                $  0.30               $ (0.11)             $  0.56             $  0.07
                                                      ==================     ==================     ===============   ==============

Shares used in computing earnings per common share*:
    Basic                                                    194.0                  202.0               194.3               202.8
                                                      ==================     ==================     ===============   ==============
    Diluted                                                  204.7                  202.0               204.5               206.4
                                                      ==================     ==================     ===============   ==============

Dividends declared per common share*                       $  0.05                $  0.05             $  0.10             $  0.10
                                                      ==================     ==================     ===============   ==============

* Prior periods have been adjusted to reflect the two-for-one stock split, which was distributed on June 21, 1999.



TANDY CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income  (Unaudited)
(In millions, except per share amounts)
                                                June 30,                          Dec. 31,                             June 30,
                                                 1999                              1998                                 1998
                                           ---------------------         -----------------------       -----------------------------

Cash and cash equivalents                           $ 43.7                          $ 64.5                              $ 61.9
Accounts receivable, net                             204.6                           215.2                               231.6
Inventories                                          855.9                           912.1                             1,187.3
Other current assets                                  96.4                           106.8                               132.7
                                           ---------------------         ------------------------------       ----------------------
    Total current assets                           1,200.6                         1,298.6                             1,613.5

Property, plant and equipment, at cost,
  less accumulated depreciation                      433.3                           433.8                               526.0
Other assets, net of accumulated amortization        292.7                           261.2                                81.8
                                            ---------------------         ------------------------------       ---------------------

    Total assets                                  $1,926.6                       $ 1,993.6                           $ 2,221.3
                                            =====================         ==============================       =====================
Short-term debt                                    $ 238.6                        $  233.2                            $  313.2
Accounts payable                                     161.3                           206.4                               309.9
Accrued expenses                                     236.4                           334.4                               301.5
Income taxes payable                                 104.8                           105.5                                10.7
                                            ---------------------         ------------------------------       ---------------------
    Total current liabilities                        741.1                           879.5                               935.3

Long-term debt, excluding current maturities         260.4                           235.1                               270.3
Other non-current liabilities                         36.8                            27.5                                50.9
                                            ---------------------         ------------------------------       ---------------------
     Total other liabilities                         297.2                           262.6                               321.2

Common stock put options                              27.4                             3.3                             -

Total stockholders' equity                           860.9                           848.2                               964.8
                                            ---------------------         ------------------------------       ---------------------

    Total liabilities and stockholders' equity   $ 1,926.6                       $ 1,993.6                           $ 2,221.3
                                            =====================         ==============================       =====================




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 6th day of August, 1999.



                                   TANDY CORPORATION
                                   (Registrant)



Date August 6, 1999
                                    --------------------------------------------
                                    Mark C. Hill
                                    Senior Vice President, Corporate Secretary and General Counsel